UACSC 98-D
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 6/30/99

PRINCIPAL BALANCE RECONCILIATION                      DOLLARS
                                               CLASS A-1          CLASS A-2        CLASS A-3      CLASS A-4         CLASS A-5
                                              -------------     -------------    -------------   -------------   -------------
Original Principal Balance                    58,925,000.00     60,250,000.00    75,800,000.00   36,450,000.00   44,488,594.18
Beginning Period Principal Balance             6,220,593.86     60,250,000.00    75,800,000.00   36,450,000.00   44,488,594.18
Principal Collections - Scheduled Payments     3,289,028.27                 -                -               -               -
Principal Collections - Payoffs                2,931,565.59        129,048.85                -               -               -
Principal Withdrawal from Payahead                        -            872.03                -               -               -
Gross Principal Charge Offs                               -        425,134.81                -               -               -
Repurchases                                               -          2,625.97                -               -               -
                                              -------------     -------------    -------------   -------------   -------------
Ending Balance                                         0.00     59,692,318.34    75,800,000.00   36,450,000.00   44,488,594.18
                                              =============     =============    =============   =============   =============


Certificate Factor                                0.0000000         0.9907439        1.0000000       1.0000000       1.0000000
Pass Through Rate                                    5.3630%           5.6250%          5.7500%          5.810%          5.960%

PRINCIPAL BALANCE RECONCILIATION                                   NUMBERS
                                                TOTAL CLASS A's
                                                ---------------    -------
Original Principal Balance                      275,913,594.18     19,733
Beginning Period Principal Balance              223,209,188.04     17,047
Principal Collections - Scheduled Payments        3,289,028.27
Principal Collections - Payoffs                   3,060,614.44        376
Principal Withdrawal from Payahead                      872.03
Gross Principal Charge Offs                         425,134.81         35
Repurchases                                           2,625.97          1
                                                ---------------    -------
Ending Balance                                  216,430,912.52     16,635
                                                ==============     ======


Certificate Factor                                   0.7844155
Pass Through Rate                                       5.6818%

CASH FLOW RECONCILIATION

Principal Wired                                               6,369,023.24
Interest Wired                                                2,270,588.40
Withdrawal from Payahead Account                                  1,350.60
Repurchases (Principal and Interest)                              2,687.37
Charge Off Recoveries                                           180,666.85
Interest Advances                                                60,982.99
Certificate Account Interest Earned                              21,372.76
Spread Account Withdrawal                                                -
Class A Policy Draw for Class A Principal or Interest                    -
                                                            --------------

Total Cash Flow                                               8,906,672.21
                                                            ==============


TRUSTEE DISTRIBUTION  (7/8/99)

Total Cash Flow                                               8,906,672.21
Unrecovered Advances on Defaulted Receivables                    12,806.27
Servicing Fee (Due and Unpaid)                                           -
Interest to Class A-1 Certificateholders                         27,800.87
Interest to Class A-2 Certificateholders                        282,421.88
Interest to Class A-3 Certificateholders                        363,208.33
Interest to Class A-4 Certificateholders                        176,478.75
Interest to Class A-5 Certificateholders                        220,960.02
Principal to Class A-1 Certificateholders                     6,220,593.86
Principal to Class A-2 Certificateholders                       557,681.66
Principal to Class A-3 Certificateholders                                -
Principal to Class A-4 Certificateholders                                -
Principal to Class A-5 Certificateholders                                -
Insurance Premium                                                24,181.00
Interest Advance Recoveries from Payments                        37,636.80
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                      -
Deposit to Payahead                                              20,376.94
Certificate Account Interest to Servicer                         21,372.76
Payahead Account Interest to Servicer                               151.40
Excess                                                          941,001.67
                                                            --------------
Net Cash                                                                 -
                                                            ==============

Servicing Fee Retained from Interest Collections                186,007.66

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                         -
Beginning Balance                                             4,138,703.91
Trustee Distribution of Excess                                  941,001.67
Interest Earned                                                  15,500.14
Spread Account Draws                                                     -
Reimbursement for Prior Spread Account Draws                             -
Distribution of Funds to Servicer                              (956,501.81)
                                                            --------------
Ending Balance                                                4,138,703.91
                                                            ==============

Required Balance                                              4,138,703.91

FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                             12,416,111.74
Beginning Balance                                             5,905,709.55
Reduction Due to Spread Account                                          -
Reduction Due to Principal Reduction                                     -
                                                            --------------
Ending Balance                                                5,905,709.55
                                                            ==============

First Loss Protection Required Amount                         5,905,709.55
First Loss Protection Fee %                                           2.00%
First Loss Protection Fee                                         9,842.85



POLICY  RECONCILIATION

Original Balance                                            275,913,594.18
Beginning Balance                                           220,358,149.56
Draws                                                                    -
Reimbursement of Prior Draws                                             -
                                                            --------------
Ending Balance                                              220,358,149.56
                                                            ==============

Adjusted Ending Balance Based Upon Required Balance         213,549,086.12
                                                            ==============
Required Balance                                            213,549,086.12


PAYAHEAD RECONCILIATION


Beginning Balance                                                39,374.20
Deposit                                                          20,376.94
Payahead Interest                                                   151.40
Withdrawal                                                        1,350.60
                                                            --------------
Ending Balance                                                   58,551.94
                                                            ==============

CURRENT DELINQUENCY
                                           GROSS
   # PAYMENTS DELINQUENT     NUMBER       BALANCE       PRINCIPAL     INTEREST
   ---------------------     ------       -------       ---------     --------
1 Payment                     272      3,249,010.00      51,071.43   36,840.67
2 Payments                    114      1,392,772.35      38,361.55   30,326.77
3 Payments                     49        535,305.93      24,966.05   16,769.08
                              ---      ------------     ----------   ---------
Total                         435      5,177,088.28     114,399.03   83,936.52
                              ===      ============     ==========   =========

Percent Delinquent          2.615%            2.392%


DELINQUENCY RATE (60+)
                                                         RECEIVABLE
                                  END OF PERIOD          DELINQUENCY
   PERIOD          BALANCE        POOL BALANCE              RATE
   ------          -------        ------------              ----
Current         1,928,078.28      216,430,912.52           0.89%
1st Previous    1,757,520.81      223,209,188.04           0.79%
2nd Previous    1,717,105.84      229,363,149.73           0.75%


NET LOSS RATE
                                                                                        DEFAULTED
                                                   LIQUIDATION       AVERAGE             NET LOSS
   PERIOD                             BALANCE       PROCEEDS       POOL BALANCE        (ANNUALIZED)
   ------                             -------       --------       ------------        ------------
Current                              425,134.81     180,666.85    219,820,050.28         1.33%
1st Previous                         541,628.77     190,536.80    226,286,168.89         1.86%
2nd Previous                         591,226.37     190,361.06    232,899,339.56         2.07%

Gross Cumulative Charge Offs       2,550,963.94                    Net Cumulative
Gross Liquidation Proceeds           739,051.69                      Loss Percentage        0.66%
Number of Repossessions                      29
Number of Inventoried Autos EOM              60

EXCESS YIELD TRIGGER
                                                          EXCESS YIELD
                    EXCESS          END OF PERIOD          PERCENTAGE
  PERIOD            YIELD           POOL BALANCE          (ANNUALIZED)
  ------            -----           ------------          ------------
Current          1,011,973.08      216,430,912.52           5.61%
1st Previous       624,430.52      223,209,188.04           3.36%
2nd Previous       779,284.27      229,363,149.73           4.08%
3rd Previous     1,019,768.05      236,435,529.39           5.18%
4th Previous       710,595.43      244,475,626.25           3.49%
5th Previous     1,311,627.81      251,268,041.96           6.26%

                                              CURRENT
                                               LEVEL   TRIGGER   STATUS
                                               -----   -------   ------
Six Month Average Excess Yield                 4.66%    1.50%      OK

Trigger Hit in Current or any Previous Month                       NO


DATE: July 6, 1999                                /s/ Ashley Vukovits
                                                  -------------------------
                                                   ASHLEY VUKOVITS
                                                   FINANCE OFFICER